Debt	12 Months Ended
Dec. 31, 2011
Debt Disclosure [Abstract]
Debt
07.
Debt

Information concerning Short-term borrowings was as follows:

December 31	2011	2010
Short-term borrowings	$42.4	$28.0
Weighted-average interest rates	11.9%	7.0%

We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2011, such uncommitted credit lines totaled $399.2, of which $346.6 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of $248.7 could be made under these facilities as of December 31, 2011.

A summary of Long-term debt was as follows:

December 31	2011	2010
Euro-denominated notes:
€300 due June 2012	$388.7	$401.2
€200 due June 2013	258.9	267.1
Other	10.2	1.7
	657.8	670.0
Less — current maturities	391.8	0.7
Long-term debt	$266.0	$669.3

EURO NOTES

Our €300.0 aggregate principal amount 4.50% notes are due June 1, 2012 (the “€300.0 Notes”). The €300.0 Notes were issued at a price of 99.518% to yield an effective interest rate of 4.58% . The discount of €1.4 ($1.8) is being amortized to interest expense over the term of the notes. Interest is payable annually on June 1.

Our €200.0 aggregate principal amount 4.75% notes are due June 14, 2013 (the “€200.0 Notes”). The €200.0 Notes were issued at a price of 99.349% to yield an effective interest rate of 4.862% . The discount of €1.3 ($1.6) is being amortized to interest expense over the term of the €200.0 Notes. Interest is payable annually on June 14.

The €300.0 Notes and €200.0 Notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. We may redeem the €300.0 Notes or the €200.0 Notes, in whole but not in part, at our option at any time for a redemption price as defined in each agreement. These notes also contain certain customary non-financial restrictive covenants and events of default.

The €300.0 Notes, €200.0 Notes and other euro-denominated borrowings have been designated as a hedge of our net investment in subsidiaries with a euro functional currency. Since our net investment in these subsidiaries exceeds the respective amount of the designated borrowings, translation gains or losses related to these borrowings are included as a component of Accumulated other comprehensive income.

REVOLVING CREDIT AGREEMENT

On October 5, 2011, we entered into a new $800.0 million Five-Year Credit Agreement (the “Agreement”) with a syndicate of commercial banks. This Agreement replaces our previous $400.0 million revolving credit facility. The Agreement allows for borrowing in various currencies and up to $150.0 million may be used for the issuance of stand-by letters of credit. The Agreement terminates in October 2016. Outstanding letters of credit issued under the Agreement totaled $1.6 as of December 31, 2011. Additional borrowings of $798.4 were available to us under the Agreement as of December 31, 2011. As of December 31, 2010, we had letters of credit totaling $2.2 issued under our previous $400.0 million revolving credit agreement.

Under the Agreement, a credit ratings-based pricing grid determines the facility fee and the credit spread that we add to the applicable interbank borrowing rate on all borrowings. At our current credit rating, the annual facility fee is 22.5 bps paid on the entire $800.0 million revolving credit facility and the credit spread is 127.5 bps on any borrowings. Any downgrades from the credit agencies would unfavorably impact our facility fees and result in additional costs ranging from approximately $0.2 to $0.4 annually. We had no borrowings under this credit agreement as of December 31, 2011.

The Agreement contains customary restrictive covenants pertaining to our management and operations, including limitations on the amount of subsidiary debt that we may incur and limitations on our ability to pledge assets, as well as financial covenants, including covenants requiring, among other things, that we comply with a leverage ratio (Debt-to-EBITDA) of not greater than 3.5 to 1 and a fixed charge coverage ratio of not less than 1.5 to 1. The Agreement also contains customary events of default, including, among others, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy or involuntary proceedings, certain monetary and non-monetary judgments, change of control and customary ERISA defaults. The material terms and conditions of the Agreement are substantially similar to the material terms and conditions of the prior credit facility.

As defined in the Agreement, we had a Debt-to-EBITDA ratio of 0.80 to 1 (compared to a maximum allowable ratio of 3.5 to 1) as of December 31, 2011 and a Fixed Charge Coverage ratio of 3.13 to 1 (compared to a minimum required ratio of 1.5 to 1) as of December 31, 2011.

DEBT MATURITIES

The maturities of Long-term debt payable within each of the four years subsequent to December 31, 2012 are as follows: 2013 — $261.5, 2014 —$1.5, 2015 — $1.0 and 2016 — $2.0.